UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

OMNICOM GROUP INC.
280 Park Avenue, New York, NY 10017

Annual Meeting of Shareholders

Tuesday, May 3, 2022
10:00 a.m. Eastern Daylight Time

The Ritz-Carlton, Charlotte
201 East Trade Street
Charlotte, NC 28202

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 3, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before the meeting.

Notice is hereby given that the Annual Meeting of Shareholders of Omnicom Group Inc. (the “Company”) will be held at The Ritz-Carlton, Charlotte, 201 East Trade Street, Charlotte, NC 28202 on Tuesday, May 3, 2022 at 10:00 a.m. Eastern Daylight Time. Directions to the Annual Meeting where you may vote in person can be found on our website, http://investor.omnicomgroup.com.

The Annual Report and Proxy Statement are available at  www.proxydocs.com/omc .

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 19, 2022 to facilitate timely delivery.

The Board of Directors has fixed the close of business on March 14, 2022 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors UNANIMOUSLY recommends that you vote FOR all director nominees and FOR proposals 2 and 3:

1. Election of Directors.
2. Advisory resolution to approve executive compensation.
3. Ratification of the appointment of KPMG LLP as the Company's independent auditors for the 2022 fiscal year.

The Board of Directors UNANIMOUSLY recommends that you vote AGAINST proposal 4:

4. Shareholder proposal regarding political spending disclosure.

THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at:

 www.proxypush.com/omc

●    Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (EDT) on Monday, May 2, 2022.

●    Please have this Notice available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

The following proxy materials are available for you to view online at: www.proxydocs.com/omc :
●	The Company's 2022 Proxy Statement;
●	The Company's 2021 Annual Report to Shareholders (which is not deemed to be part of the official proxy soliciting materials); and
●	Any amendments to the foregoing materials that are required to be furnished to shareholders.

To request paper copies of the proxy materials, which include the proxy card,
2022 Proxy Statement and 2021 Annual Report to Shareholders, or to request paper copies of the proxy materials for future meetings, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/omc . Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at  paper@investorelections.com  with "OMC Materials Request" in the subject line. The email must include:
●   The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
●   Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
●    If you choose email delivery you must include the email address.
●    If you would like this election to apply to delivery of material for all future meetings, write the word "Permanent" and include the last four digits of your Tax ID number in the email.